                                                                   Exhibit 10.5

                               STANDBY AGREEMENT

     This Standby Agreement (the "Agreement") is made as of the 7th day of November, 1997, by and among Delphi International Ltd., a Bermuda corporation (the "Company") and the individuals and entities listed on Annex A hereto (collectively, the "Standby Purchasers").

                                  WITNESSETH:

     WHEREAS, the Company proposes to effect an initial public offering of its common stock, par value $.01 per share (the "Common Shares") by means of an offering (the "Rights Offering") to the holders of the outstanding Class A Common Stock, par value $.01 per share ("Delphi Class A Common Stock"), of Delphi Financial Group, Inc., a Delaware corporation ("Delphi"), to holders of outstanding Class B Common Stock, par value $.01 per share, of Delphi ("Delphi Class B Common Stock" and, together with the Delphi Class A Common Stock, the "Delphi Common Stock"), and to holders of options to purchase Delphi Common Stock, non-transferable rights (collectively, the "Rights"), with each Right entitling the holder thereof to purchase one Common Share for every ten shares of Delphi Common Stock and options to purchase Delphi Common Stock on an aggregate basis, owned on a record date (the "Record Date") to be determined by the Company.

     NOW, THEREFORE, for and in consideration of the Exercise Price and the mutual promises, representations, warranties, covenants and considerations contained below, the parties hereto agree as follows:

     1. Standby Agreement. The Standby Purchasers agree to, jointly, but not severally, purchase at the Exercise Price, up to 900,500 Common Shares underlying Rights which are not exercised by the Expiration Date, in such amounts as indicated in Annex A attached hereto, and subject to Sections 2 and 3 of this Agreement.

     2. Minimum Standby Commitment Shares. The Company hereby agrees to sell on the Exercise Date to certain Standby Purchasers at the Exercise Price the first 150,000 Common Shares which are not exercised by the Expiration Date, based on such Standby Purchasers' Minimum Standby Commitment Shares, as reflected in Annex A.

     3. Standby Commitment Shares. The Company hereby agrees to sell on the Expiration Date to the Standby Purchasers at the Exercise Price such number of Common Shares equal to the positive difference, if any, between 150,000 Common Shares and the number of Common Shares purchased by the Standby Purchasers pursuant to Section 1 of this Agreement, on a pro-rata basis, based on the number of Standby Commitment Shares set forth in Annex A opposite the names of the Standby Commitment Shares), up to the total amount of their commitments.

     4. Capitalized Terms. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Company's preliminary prospectus dated October 31, 1997, a copy of which has been provided to each Standby Purchaser.

     5. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

     6. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7. Entire Agreement. This Agreement contains the entire agreement between the parties hereto in connection with the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                   DELPHI INTERNATIONAL LTD.


                                   By: /s/ Colin O'Connor
                                       ------------------------------------
                                       Name:  Colin O'Connor
                                       Title: President and Chief Executive
                                              Officer


STANDBY PURCHASER:
                   ---------------------------
                   [print name]


By:
    ----------------------------
    Authorized Signatory

     5. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

     6. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7. Entire Agreement. This Agreement contains the entire agreement between the parties hereto in connection with the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                   DELPHI INTERNATIONAL LTD.


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:


STANDBY PURCHASER: Wayne M. Benseler
                   ---------------------------
                   [print name]


By: /s/ Wayne M. Benseler
    ----------------------------
    Authorized Signatory

     5. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

     6. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7. Entire Agreement. This Agreement contains the entire agreement between the parties hereto in connection with the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                   DELPHI INTERNATIONAL LTD.


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:


STANDBY PURCHASER: John P. Csik
                   ---------------------------
                   [print name]


By: /s/ John P. Csik
    ----------------------------
    Authorized Signatory

     5. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

     6. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7. Entire Agreement. This Agreement contains the entire agreement between the parties hereto in connection with the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                   DELPHI INTERNATIONAL LTD.


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:


STANDBY PURCHASER:  Lawrence E. Daurelle
                   ---------------------------
                   [print name]


By: /s/ Lawrence E. Daurelle
    ----------------------------
    Authorized Signatory

     5. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

     6. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7. Entire Agreement. This Agreement contains the entire agreement between the parties hereto in connection with the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                   DELPHI INTERNATIONAL LTD.


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:


STANDBY PURCHASER: Jane R. Dunlap
                   ---------------------------
                   [print name]


By: /s/ Jane R. Dunlap
    ----------------------------
    Authorized Signatory

     5. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

     6. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7. Entire Agreement. This Agreement contains the entire agreement between the parties hereto in connection with the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                   DELPHI INTERNATIONAL LTD.


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:


STANDBY PURCHASER: Linda Eike
                   ---------------------------
                   [print name]


By: /s/ Linda Eike
    ----------------------------
    Authorized Signatory

     5. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

     6. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7. Entire Agreement. This Agreement contains the entire agreement between the parties hereto in connection with the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                   DELPHI INTERNATIONAL LTD.


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:


STANDBY PURCHASER: David Elenowitz
                   ---------------------------
                   [print name]


By: /s/ David Elenowitz
    ----------------------------
    Authorized Signatory

     5. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

     6. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7. Entire Agreement. This Agreement contains the entire agreement between the parties hereto in connection with the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                   DELPHI INTERNATIONAL LTD.


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:


STANDBY PURCHASER: David W. Elenowitz Spray Trust
                   ------------------------------
                   [print name]


By: /s/ David Elenowitz, Trustee
    ----------------------------
    Authorized Signatory

     5. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

     6. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7. Entire Agreement. This Agreement contains the entire agreement between the parties hereto in connection with the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                   DELPHI INTERNATIONAL LTD.


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:


STANDBY PURCHASER: Christopher A. Fazzini
                   ---------------------------
                   [print name]


By: /s/ Christopher A. Fazzini
    ----------------------------
    Authorized Signatory

     5. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

     6. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7. Entire Agreement. This Agreement contains the entire agreement between the parties hereto in connection with the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                   DELPHI INTERNATIONAL LTD.


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:


STANDBY PURCHASER: Aaron Fischer
                   ---------------------------
                   [print name]


By: /s/ Aaron Fischer
    ----------------------------
    Authorized Signatory

     5. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

     6. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7. Entire Agreement. This Agreement contains the entire agreement between the parties hereto in connection with the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                   DELPHI INTERNATIONAL LTD.


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:


STANDBY PURCHASER: Catherine Fleming
                   ---------------------------
                   [print name]


By: /s/ Catherine Fleming
    ----------------------------
    Authorized Signatory

     5. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

     6. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7. Entire Agreement. This Agreement contains the entire agreement between the parties hereto in connection with the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                   DELPHI INTERNATIONAL LTD.


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:


STANDBY PURCHASER: Edward A. Fox
                   ---------------------------
                   [print name]


By: /s/ Edward A. Fox
    ----------------------------
    Authorized Signatory

     5. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

     6. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7. Entire Agreement. This Agreement contains the entire agreement between the parties hereto in connection with the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                   DELPHI INTERNATIONAL LTD.


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:


STANDBY PURCHASER: Kenneth R. Hamm
                   ---------------------------
                   [print name]


By: /s/ Kenneth R. Hamm
    ----------------------------
    Authorized Signatory

     5. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

     6. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7. Entire Agreement. This Agreement contains the entire agreement between the parties hereto in connection with the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                   DELPHI INTERNATIONAL LTD.


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:


STANDBY PURCHASER: Duane A. Hercules Living Trust
                   ------------------------------
                   [print name]


By: /s/ Duane A. Hercules, Trustee
    ------------------------------
    Authorized Signatory

     5. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

     6. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7. Entire Agreement. This Agreement contains the entire agreement between the parties hereto in connection with the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                   DELPHI INTERNATIONAL LTD.


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:


STANDBY PURCHASER: Ilg Family L.P. No. 1
                   ---------------------------
                   [print name]


By: /s/ Harold F. Ilg, General Partner
    ----------------------------------
    Authorized Signatory

     5. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

     6. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7. Entire Agreement. This Agreement contains the entire agreement between the parties hereto in connection with the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                   DELPHI INTERNATIONAL LTD.


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:


STANDBY PURCHASER: Paul J. Kehoe
                   ---------------------------
                   [print name]


By: /s/ Paul J. Kehoe
    ----------------------------
    Authorized Signatory

     5. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

     6. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7. Entire Agreement. This Agreement contains the entire agreement between the parties hereto in connection with the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                   DELPHI INTERNATIONAL LTD.


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:


STANDBY PURCHASER: Louis C. Lucido
                   ---------------------------
                   [print name]


By: /s/ Louis C. Lucido
    ----------------------------
    Authorized Signatory

     5. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

     6. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7. Entire Agreement. This Agreement contains the entire agreement between the parties hereto in connection with the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                   DELPHI INTERNATIONAL LTD.


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:


STANDBY PURCHASER: Eugene R. Maier
                   ---------------------------
                   [print name]


By: /s/ Eugene R. Maier
    ----------------------------
    Authorized Signatory

     5. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

     6. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7. Entire Agreement. This Agreement contains the entire agreement between the parties hereto in connection with the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                   DELPHI INTERNATIONAL LTD.


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:


STANDBY PURCHASER: Patricia Mortz
                   ---------------------------
                   [print name]


By: /s/ Patricia Mortz
    ----------------------------
    Authorized Signatory

     5. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

     6. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7. Entire Agreement. This Agreement contains the entire agreement between the parties hereto in connection with the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                   DELPHI INTERNATIONAL LTD.


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:


STANDBY PURCHASER: C. P. O'Brien
                   ---------------------------
                   [print name]


By: /s/ C. P. O'Brien
    ----------------------------
    Authorized Signatory

     5. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

     6. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7. Entire Agreement. This Agreement contains the entire agreement between the parties hereto in connection with the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                   DELPHI INTERNATIONAL LTD.


                                   By: /s/
                                       ----------------------------------
                                       Name:
                                       Title:


STANDBY PURCHASER: Colin O'Connor
                   ---------------------------
                   [print name]


By: /s/ Colin O'Connor
    ----------------------------
    Authorized Signatory

     5. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

     6. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7. Entire Agreement. This Agreement contains the entire agreement between the parties hereto in connection with the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                   DELPHI INTERNATIONAL LTD.


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:


STANDBY PURCHASER: Jeffrey W. Otto
                   ---------------------------
                   [print name]


By: /s/ Jeffrey W. Otto
    ----------------------------
    Authorized Signatory

     5. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

     6. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7. Entire Agreement. This Agreement contains the entire agreement between the parties hereto in connection with the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                   DELPHI INTERNATIONAL LTD.


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:


STANDBY PURCHASER: Stuart M. Presson
                   ---------------------------
                   [print name]


By: /s/ Stuart M. Presson
    ----------------------------
    Authorized Signatory

     5. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

     6. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7. Entire Agreement. This Agreement contains the entire agreement between the parties hereto in connection with the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                   DELPHI INTERNATIONAL LTD.


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:


STANDBY PURCHASER: Joseph W. Rachinsky
                   ---------------------------
                   [print name]


By: /s/ Joseph W. Rachinsky
    ----------------------------
    Authorized Signatory

     5. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

     6. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7. Entire Agreement. This Agreement contains the entire agreement between the parties hereto in connection with the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                   DELPHI INTERNATIONAL LTD.


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:


STANDBY PURCHASER: Lewis S. Ranieri
                   ---------------------------
                   [print name]


By: /s/ Lewis S. Ranieri
    ----------------------------
    Authorized Signatory

     5. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

     6. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7. Entire Agreement. This Agreement contains the entire agreement between the parties hereto in connection with the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                   DELPHI INTERNATIONAL LTD.


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:


STANDBY PURCHASER: Thomas L. Rhodes
                   ---------------------------
                   [print name]


By: /s/ Thomas L. Rhodes
    ----------------------------
    Authorized Signatory

     5. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

     6. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7. Entire Agreement. This Agreement contains the entire agreement between the parties hereto in connection with the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                   DELPHI INTERNATIONAL LTD.


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:


STANDBY PURCHASER: Rosenkranz & Company
                   ---------------------------
                   [print name]


By: /s/ John E. Gibson
    ----------------------------
    Director, R & Co. Capital Management Inc., its General Partner

     5. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

     6. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7. Entire Agreement. This Agreement contains the entire agreement between the parties hereto in connection with the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                   DELPHI INTERNATIONAL LTD.


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:


STANDBY PURCHASER: Terrence T. Schoeninger Trust
                   -----------------------------
                   [print name]


By: /s/ Terrence T. Schoeninger (Trustee)
    -------------------------------------
    Authorized Signatory

     5. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

     6. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7. Entire Agreement. This Agreement contains the entire agreement between the parties hereto in connection with the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                   DELPHI INTERNATIONAL LTD.


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:


STANDBY PURCHASER: Gerald R. Scott Trust
                   ---------------------------
                   [print name]


By: /s/ Gerald R. Scott, Trustee
    ----------------------------
    Authorized Signatory

     5. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

     6. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7. Entire Agreement. This Agreement contains the entire agreement between the parties hereto in connection with the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                   DELPHI INTERNATIONAL LTD.


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:


STANDBY PURCHASER: Robert M. Smith, Jr.
                   ---------------------------
                   [print name]


By: /s/ Robert M. Smith, Jr.
    ----------------------------
    Authorized Signatory

     5. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

     6. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7. Entire Agreement. This Agreement contains the entire agreement between the parties hereto in connection with the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                   DELPHI INTERNATIONAL LTD.


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:


STANDBY PURCHASER: Debra G. Staples
                   ---------------------------
                   [print name]


By: /s/ Debra G. Staples
    ----------------------------
    Authorized Signatory

     5. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

     6. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7. Entire Agreement. This Agreement contains the entire agreement between the parties hereto in connection with the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                   DELPHI INTERNATIONAL LTD.


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:


STANDBY PURCHASER: William S. Troy
                   ---------------------------
                   [print name]


By: /s/ William S. Troy
    ----------------------------
    Authorized Signatory

     5. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

     6. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7. Entire Agreement. This Agreement contains the entire agreement between the parties hereto in connection with the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                   DELPHI INTERNATIONAL LTD.


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:


STANDBY PURCHASER: Mark A. Wilhelm Trust
                   ---------------------------
                   [print name]


By: /s/ Mark A. Wilhelm, Trustee
    ----------------------------
    Authorized Signatory

                                    ANNEX A

                                                            MINIMUM
                                              STANDBY       STANDBY
                                            COMMITMENT     COMMITMENT
NAME(1)                                      SHARES(1)       SHARES
-------                                     ----------     ----------
Wayne M. Benseler                               3,700            --
John P. Csik                                    2,300         2,300
Lawrence E. Daurelle                            1,800            --
Jane R. Dunlap                                  5,000            --
Linda Eike                                     10,000         2,600
David W. Elenowitz and
  David W. Elenowitz Spray Trust              150,000        71,000
Christopher A. Fazzini                          5,000            --
Aaron A. Fischer                               10,000        10,000
Catherine M. Fleming                            2,000         2,000
Edward A. Fox                                  40,000            --
Kenneth R. Hamm                                   800            --
Duane A. Hercules Living Trust                 15,000            --
Ilg Family L.P. No. 1                          80,000            --
Paul J. Kehoe                                   2,000            --
Louis C. Lucido                                31,000        12,500
Eugene R. Maier                                 5,000         5,000
Patricia A. Mortz                              10,000        10,000
Charles P. O'Brien                             33,400            --
Colin O'Connor                                 15,000        15,000
Jeffrey W. Otto                                 2,400         2,400
Stuart M. Presson                               2,700         2,700
Joseph W. Rachinsky                             3,800            --
Lewis S. Ranieri                               80,000            --
Thomas L. Rhodes                               20,000            --
Rosenkranz & Company(2)                       300,000            --
Terrence T. Schoeninger Trust                  20,000            --
Gerald R. Scott Trust                          15,000            --
Robert M. Smith, Jr.                           12,500        12,500
Debra Staples                                     100            --
William Troy                                    2,000         2,000
Mark A. Wilhelm Trust                          20,000            --
                                              -------       -------
    Total                                     900,500       150,000

------------
(1)  Represents aggregate commitment including Minimum Standby Commitment
     Shares.

(2) Rosenkranz & Company has advised the Company that it intends to distribute any shares purchased pursuant to the Standby Agreement to its partners. As a result, Mr. Robert Rosenkranz will receive directly or indirectly an initial distribution of approximately 73.5% of any shares so purchased.